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                                                                 Exhibit 4.1


EVERCEL, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

E

COMMON STOCK

CUSIP 299759 10 0
SEE REVERSE FOR
CERTAIN DEFINITIONS
This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ($.01) EACH OF THE COMMON STOCK OF



EVERCEL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of this Amended and Restated Certificate of Incorporation and of any amendments thereto (copies of which are on file at the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

TREASURER

CHAIRMAN

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(JERSEY CITY, N.J.)
TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED OFFICER



EVERCEL, INC.
The corporation is authorized to issue more than one class or series of stock. The corporation will furnish without charge to each stockholder upon written request the full text of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof authorized to be issued by the corporation as set forth in the


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Amended and Restated Certificate of Incorporation of the corporation and amendments thereto filed with the Secretary of State of the State of Delaware. Such request should be made to the office of the Transfer Agent. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -
TEN ENT -
JT TEN -
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT-D                 Custodian
                                                       (Cust)
(Minor)
                                    under Uniform Gifts to Minors
                                                 Act

(State)
Additional abbreviations may also be used though not in the above list.
For value received,                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.